EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF STONY HILL CORP.

In connection with the accompanying Quarterly Report on Form 10-Q of Stony Hill Corp. for the period ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Chris Bridges, President of Stony Hill Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Stony Hill Corp.

Date: February 14, 2018	By:	/s/ John Brady
Secretary and Treasurer
(principal executive officer, principal accounting officer and principal financial officer)